UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 27, 2003

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

         DELAWARE                    000-25887                 36-3681151
(State or other jurisdiction   (Commission file number)     (I.R.S. employer
     of incorporation)                                     identification no.)

   TEN NORTH DEARBORN                                            60602
    CHICAGO, ILLINOIS                                         (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.
         ------------

         On February 27, 2003, PrivateBancorp, Inc. (the "Company") announced its plan to file a registration statement with the Securities and Exchange Commission during the second quarter of 2003 for a proposed public offering of common stock. Attached as Exhibit 99.1 is a copy of the press release, which is incorporated herein by reference.

         Forward-Looking Statements: Statements contained in or incorporated by reference in this report that are not historical facts may constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. These uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update publicly any of these statements in light of future events.

ITEM 7(c).  EXHIBITS.
            --------

         Exhibit 99.1   Press Release dated February 27, 2003.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PRIVATEBANCORP, INC.


Date:  February 27, 2003            By:  /s/ Ralph B. Mandell
                                       -----------------------------------------
                                         Ralph B. Mandell
                                         Chairman of the Board and Chief
                                           Executive Officer

                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

99.1     Press Release dated February 27, 2003.